UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2014

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2014, the Board of Directors of NetScout Systems, Inc. (the “Company”) appointed Christopher Perretta to its Board of Directors (the “Board”), effective immediately, as a Class III director. The appointment of Mr. Perretta brings the size of the Company’s Board to seven members. Mr. Perretta was also appointed to the Company’s Compensation Committee.

Mr. Perretta, age 56, has served as Executive Vice President and Chief Information Officer at State Street Corporation since September 2007 and as a member of State Street Corporation’s Management Committee since February 2013. From December 1996 to September 2007, Mr. Perretta served in various roles at General Electric Corporation, including as Chief Information Officer for the North American Consumer Financial Services unit, Chief Technology Officer for General Electric Capital, and most recently, from January 2003 to September 2007, as Chief Information Officer of General Electric Commercial Finance. Mr. Perretta also serves as a member of the board of directors of a privately-held company.

Mr. Perretta will be entitled to applicable compensation described in the Company’s non-employee director compensation policy. The Company also intends to enter into its standard form of indemnification agreement with Mr. Perretta, the form of which was previously filed as Exhibit 10.1 to Company’s Quarterly Report on Form 10-Q filed on January 2, 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 9, 2014, the Company, held its Annual Meeting of Stockholders. As of July 11, 2014, the record date for the Annual Meeting, 41,042,273 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1. The Company’s stockholders re-elected Joseph G. Hadzima, Jr. as a Class III director of the Company to serve a three-year term until the Company’s 2017 annual meeting. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Joseph G. Hadzima, Jr.	32,847,874	2,583,678	3,099,107

2. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
37,497,867	954,191	78,601	0

3. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,582,964	1,807,299	41,289	3,099,107

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua Chief Financial Officer

Date: September 11, 2014